                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 29, 2000


                            EAGLE FOOD CENTERS, INC.
             (Exact name of registrant as specified in the charter)

                         Commission File Number 0-17871

                DELAWARE                                 36-3548019
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)
RT. 67 & KNOXVILLE RD., MILAN, ILLINOIS                     61264

--------------------------------------------------------------------------------

(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (309) 787-7700

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         (a) On February 29, 2000, the Registrant, Eagle Food Centers, Inc. filed a Voluntary Petition under Chapter 11 of the Bankruptcy Code (the "Petition") with the United States Bankruptcy Court for the District of Delaware -IN RE EAGLE FOOD CENTERS, INC., DEBTOR, Chapter 11, Case No. 00-01311. The directors and officers of Eagle Food Centers, Inc. are expected to remain in possession during the proceedings, subject to the supervision of the Bankruptcy Court. As of the date of this report, no plan of reorganization has been filed by the Registrant and no trustee has been appointed.

         On February 29, 2000 Eagle Food Centers, Inc. issued a press release in which it announced: (i) the filing of the Petition, (ii) the negotiation of a $50 million debtor in possession ("DIP") credit facility with its current largest secured lender, Congress Financial Corporation (Central), (a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference); and (iii) that the largest identifiable unsecured institutional holders of its 8 5/8% Senior Notes due April 15, 2000, representing $29 million of the $100 million issue, had entered into agreements (in the form of Exhibit 99.2 attached hereto and incorporated herein by reference) to vote in favor of a proposed plan of reorganization. A copy of the press release issued on February 29, 2000 is annexed as Exhibit 99.3 hereto and incorporated herein by reference.

         On March 2, 2000 Eagle Food Centers issued a press release in the form of Exhibit 99.4 attached hereto and incorporated herein by reference, announcing that it had obtained the Bankruptcy Court's approval of interim debtor in possession financing, payment of certain prepetition claims and certain other requests, scheduling a hearing on March 21, 2000 to consider its request for final approval of the $50 million DIP and to pay prepetition claims of its remaining trade creditors, and scheduling a confirmation hearing on a plan of reorganization on May 17, 2000.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits:

                           99.1 Congress Financial Debtor-in-Possession Credit Facility dated March 1, 2000.

                           99.2 Form of Noteholder agreements to vote for Plan of Reorganization.

                           99.3     Press release dated February 29, 2000.

                           99.4     Press release dated March 2, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           EAGLE FOOD CENTERS, INC.
                                           (Registrant)


                                           By: /s/ S. Patric Plumley
                                               ---------------------------------
                                           S. Patric Plumley
                                           Senior Vice President-
                                           Chief Financial Officer and Secretary

Dated: March 15, 2000

                                INDEX TO EXHIBITS

Exhibit No.       Description:

99.1              Congress Financial Debtor-in-Possession Credit Facility dated
                  March 1, 2000.

99.2 Form of Noteholder agreements to vote for Plan of Reorganization.

99.3              Press Release dated February 29, 2000.

99.4              Press Release dated March 2, 2000.